CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-57640, 333-84446 and 333-108546), on Form S-4 (No. 333-122704), and on Form S-8 (Nos. 333-61390 and 333-49780) of Exelon Corporation of our report dated February 22, 2005, except for Note 22 and Note 26, as to which the date is May 11, 2005, relating to the financial statements, financial statement schedule, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Chicago, Illinois
May 12, 2005